                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2000


                                     0-21864
                            ------------------------
                            (Commission File Number)


                               TELEGEN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            CALIFORNIA                                    84-067214
           --------------                                -----------
   (State or other jurisdiction of            (IRS Employer Identification No.)
    incorporation or organization)



                         1840 GATEWAY DRIVE, SUITE 200,
                           SAN MATEO, CALIFORNIA 94404
                    (Address of principal executive offices)


                                 (650) 261-9400
                                 --------------
              (Registrant's telephone number, including area code)

The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on December 8, 2000 (the "Form 8-K") as set forth in this report.

Item 7. Financial Statements.

        (1) Report of Independent Accountants;

        (2) Balance Sheet of October 31, 2000;

        (3) Statement of Operations for the period ended October 31, 2000;

        (4) Statements of Shareholders' Equity for the period ended October 31, 2000;

        (5) Statements of Cash Flows for the period ended October 31, 2000;

        (6) Notes to Consolidated Financial Statements.

                                                                                                 TELISAR CORPORATION
                                                                              (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                                                       (A DEVELOPMENT STAGE COMPANY)
                                                                                                            CONTENTS
                                                                                                    OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------


                                                                                                            Page
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                                            1

FINANCIAL STATEMENTS

     Balance Sheet                                                                                            2

     Statement of Operations                                                                                  3

     Statement of Stockholders' Equity                                                                        4

     Statement of Cash Flows                                                                                  5

     Notes to Financial Statements                                                                         6 - 11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Telisar Corporation
(formerly known as eTraxx Corporation)
(a development stage company)
San Mateo, California

We have audited the accompanying balance sheet of Telisar Corporation (formerly known as eTraxx Corporation) (a development stage company) as of October 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the period from March 2, 2000 (inception) to October 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telisar Corporation (formerly known as eTraxx Corporation) as of October 31, 2000, and the results of its operations and its cash flows for the period from March 2, 2000 (inception) to October 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, during the period from March 2, 2000 (inception) to October 31, 2000, the Company incurred a net loss of $595,463 and it had negative cash flows from operations of $596,663. These factors, among others, as discussed in Note 2 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
January 31, 2001

                                                                                                 TELISAR CORPORATION
                                                                              (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                                                       (A DEVELOPMENT STAGE COMPANY)
                                                                                                       BALANCE SHEET
                                                                                                    OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------

                                     ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                                                     $        910,248
     Notes receivable - related parties                                                                     250,000
     Other assets                                                                                             1,200
                                                                                                   ----------------

         Total current assets                                                                             1,161,448

PROPERTY AND EQUIPMENT                                                                                        1,716
                                                                                                   ----------------
                 TOTAL ASSETS                                                                      $      1,163,164
                                                                                                   ================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Due to affiliate                                                                                        69,748
                                                                                                   ----------------

         Total current liabilities                                                                           69,748
                                                                                                   ----------------

COMMITMENTS

STOCKHOLDERS' EQUITY
     Common stock, no par value
         100,000,000 shares authorized
         25,079,007 shares issued and outstanding                                                         1,688,879
     Deficit accumulated during the development stage                                                      (595,463)
                                                                                                   ----------------

              Total stockholders' equity                                                                  1,093,416
                                                                                                   ----------------

                  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $      1,163,164
                                                                                                   ================

   The accompanying notes are an integral part of these financial statements.

                                                                                                 TELISAR CORPORATION
                                                                              (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                                                       (A DEVELOPMENT STAGE COMPANY)
                                                                                             STATEMENT OF OPERATIONS
                                                   FOR THE PERIOD FROM MARCH 2, 2000 (INCEPTION) TO OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
     General and administrative                                                                    $        440,172
     Research and development                                                                               176,795
                                                                                                   ----------------

         Total operating expenses                                                                           616,967
                                                                                                   ----------------

LOSS FROM OPERATIONS                                                                                       (616,967)

OTHER INCOME
     Interest income                                                                                         21,504
                                                                                                   ----------------

            NET LOSS                                                                               $       (595,463)
                                                                                                   ================

   The accompanying notes are an integral part of these financial statements.

                                                                                                 TELISAR CORPORATION
                                                                              (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                                                       (A DEVELOPMENT STAGE COMPANY)
                                                                                   STATEMENT OF STOCKHOLDERS' EQUITY
                                                   FOR THE PERIOD FROM MARCH 2, 2000 (INCEPTION) TO OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------


                                                                                       DEFICIT
                                                                                     ACCUMULATED
                                                           COMMON STOCK               DURING THE
                                               --------------------------------      DEVELOPMENT
                                                     SHARES            AMOUNT            STAGE           TOTAL
                                               ---------------  ---------------   ---------------  ----------------
BALANCE, MARCH 2, 2000 (INCEPTION)             $             -  $              -  $             -  $              -

ISSUANCE OF FOUNDERS' SHARES                        23,361,000               234                                234

SALE OF PRIVATE PLACEMENT SHARES                     1,718,007         1,765,450                          1,765,450

OFFERING COSTS                                                           (76,805)                           (76,805)

NET LOSS                                                                                 (595,463)         (595,463)
                                               ---------------  ---------------   ---------------  ----------------
   BALANCE, OCTOBER 31, 2000                        25,079,007  $      1,688,879  $      (595,463) $      1,093,416
                                               ===============  ================  ===============  ================

   The accompanying notes are an integral part of these financial statements.

                                                                                                 TELISAR CORPORATION
                                                                              (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                                                       (A DEVELOPMENT STAGE COMPANY)
                                                                                             STATEMENT OF CASH FLOWS
                                                   FOR THE PERIOD FROM MARCH 2, 2000 (INCEPTION) TO OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                                                      $       (595,463)
     Increase in other assets                                                                                (1,200)
                                                                                                   ----------------

         Net cash used in operating activities                                                             (596,663)
                                                                                                   ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property and equipment                                                                      (1,716)
     Issuance of notes receivable - related parties                                                        (250,000)
                                                                                                   ----------------

         Net cash used in investing activities                                                             (251,716)
                                                                                                   ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from affiliate                                                                                 69,748
     Issuance of founders' shares                                                                               234
     Issuance of common stock                                                                             1,765,450
     Offering costs                                                                                         (76,805)
                                                                                                   ----------------

         Net cash provided by financing activities                                                        1,758,627
                                                                                                   ----------------

              Net increase in cash                                                                          910,248

CASH, BEGINNING OF PERIOD                                                                                         -
                                                                                                   ----------------
CASH, END OF PERIOD                                                                                $        910,248
                                                                                                   ================

   The accompanying notes are an integral part of these financial statements.

                                                           TELISAR CORPORATION
                                        (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                 (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENT
                                                              OCTOBER 31, 2000

------------------------------------------------------------------------------


NOTE 1 - BUSINESS ACTIVITY

         Telisar Corporation (the "Company") was originally incorporated as eTraxx Corporation on March 2, 2000. It is a development stage enterprise that is developing a proprietary high-speed network for the delivery of digital content.

         Effective October 19, 2000, Telegen Corporation ("Telegen") acquired 16,725,000, or 63.6%, of the issued and outstanding shares of common stock of the Company in exchange for 5,575,000 shares of Telegen's common stock. The shares were acquired from the President, Vice President, Chief Financial Officer, and certain employees of the Company. The sellers of the Company's shares are also the Chief Executive Officer, Chief Financial Officer, members of the Board of Directors, and employees of Telegen.


NOTE 2 - GOING CONCERN MATTERS

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, during the period from March 2, 2000 (inception) to October 31, 2000, the Company incurred a net loss of $595,463 and it had negative cash flows from operations of $596,663. These factors raise substantial doubt about the Company's ability to continue as a going concern.

         Recovery of the Company's assets is dependent upon future events, the outcome of which is indeterminable. The Company's attainment of profitable operations is dependent upon the Company obtaining adequate debt and equity financing and achieving a level of sales adequate to support the Company's cost structure. In addition, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements and the success of its plans to develop and sell its products. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

         Management plans to raise additional equity capital and continue to develop its products.

                                                           TELISAR CORPORATION
                                        (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                 (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENT
                                                              OCTOBER 31, 2000

------------------------------------------------------------------------------


NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         CASH AND CASH EQUIVALENTS
         The Company considers cash on hand, deposits in banks, and all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. The carrying amounts of these assets approximate fair value due to the short maturity of the investments.

         PROPERTY AND EQUIPMENT
         Property and equipment, which consists solely of machinery and equipment, are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful life of five to seven years. Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized. Gains or losses on the sale of property and equipment are reflected in the statements of operations.

         ESTIMATES
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         INCOME TAXES
         The Company accounts for income taxes under the asset and liability method which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

                                                           TELISAR CORPORATION
                                        (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                 (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENT
                                                              OCTOBER 31, 2000

------------------------------------------------------------------------------


NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         IMPAIRMENT OF LONG-LIVED ASSETS
         The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets. To date, no such impairment has occurred.

         FAIR VALUE OF FINANCIAL INSTRUMENTS
         The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments including cash and cash equivalents and notes receivable - related parties, the carrying amounts approximate fair value due to their short maturities. The amount shown for due to affiliate also approximates fair value because current interest rates offered to the Company for debt of similar maturities are substantially the same or the difference is immaterial.

         RESEARCH AND DEVELOPMENT COSTS
         Research and development costs are expensed as incurred.

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
         In December 1999, the Securities and Exchange Commission staff released Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition," to provide guidance on the recognition, presentation, and disclosure of revenue in financial statements. Changes in accounting to apply the guidance in SAB No. 101 may be accounted for as a change in accounting principle effective January 1, 2000. Management has not yet determined the complete impact of SAB No. 101 on the Company; however, management does expect that application of SAB No. 101 will have a material effect on the Company's revenue recognition and results of operations.

         In March 2000, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation," (an Interpretation of Accounting Principles Bulletin Opinion No. 25 ("APB 25")) ("FIN 44"). FIN 44 provides guidance on the application of APB 25, particularly as it relates to options. The effective date of FIN 44 is July 1, 2000, and the Company has adopted FIN 44 as of that date.

         In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

                                                           TELISAR CORPORATION
                                        (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                 (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENT
                                                              OCTOBER 31, 2000

------------------------------------------------------------------------------


NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)
         In June 2000, the FASB issued SFAS No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

         In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125." This statement is not applicable to the Company.


NOTE 4 - CASH AND CASH EQUIVALENTS

         The Company maintains its cash balance predominantly in two banks located in California. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000 each. As of October 31, 2000, uninsured cash held at the banks aggregated to $810,248.


NOTE 5 - NOTES RECEIVABLE - RELATED PARTIES

         On May 15, 2000, the Company loaned $200,000 to a company whose President is also the Company's President. The loan is due on or before May 16, 2001, earns interest at the prime rate (9.5% at October 31, 2000), plus 1% per annum, and is secured by 50,000 shares of the Company's common stock.

         On May 19, 2000, the Company loaned $50,000 to a company that was the placement agent for the sale of 518,007 shares of the Company's common stock and whose President is also the Chief Financial Officer of Telegen. The loan is due on or before January 31, 2001, earns interest at the rate of 8% per annum, and is secured by 50,000 shares of the Company's common stock.


NOTE 6 - DUE TO AFFILIATE

         The balance represents various Company expenses paid by Telegen on behalf of the Company.

                                                           TELISAR CORPORATION
                                        (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                 (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENT
                                                              OCTOBER 31, 2000

------------------------------------------------------------------------------


NOTE 7 - STOCKHOLDERS' EQUITY

         On April 13, 2000, the Company commenced an offering of up to 2,400,000 shares of common stock at a price of $2.25 per share. The offering was conducted pursuant to Rule 506 of Regulation D under the Securities Act of 1933. In addition, each investor will receive one warrant to purchase one share of Telegen's post-confirmation common stock at an exercise price of $10 per share (the "Warrant") for every 10 shares of the Company's common stock purchased, with a maximum of 240,000 Warrants issued. All such Warrants will be exercisable for a period of three years from the date of issuance. The Company incurred cash offering costs of 6% of the gross proceeds of the offering, or $76,805.

         On October 12, 1999, the Company completed an offering of 1,200,000 shares of common stock at a price of $0.50 per share to a company whose President is also the Chief Financial Officer of Telegen. The offering was conducted pursuant to Rule 506 of Regulation D under the Securities Act of 1933.


NOTE 8 - INCOME TAXES

         The provision for (benefit from) income taxes differs from the amount that would result from applying the federal statutory rate for the period from March 2, 2000 (inception) to October 31, 2000 as follows:

                  Computed "expected" tax benefit                         34.0%
                  State income taxes                                       5.8
                  Tax credits                                              2.5
                  Change in valuation allowance                          (42.3)
                                                              ----------------

                      TOTAL                                                  -%
                                                              ================

         The components of the deferred income tax assets (liabilities) for the period from March 2, 2000 (inception) to October 31, 2000 were as follows:

                  Research and development tax credit         $         15,327
                  State taxes                                          (18,884)
                  Net operating loss carryforwards                     268,309
                                                              ----------------

                                                                       264,752
                  Valuation allowance                                  264,752
                                                              ----------------
                      TOTAL                                   $              -
                                                              ================

                                                           TELISAR CORPORATION
                                        (FORMERLY KNOWN AS ETRAXX CORPORATION)
                                                 (A DEVELOPMENT STAGE COMPANY)
                                                  NOTES TO FINANCIAL STATEMENT
                                                              OCTOBER 31, 2000

------------------------------------------------------------------------------


NOTE 8 - INCOME TAXES (CONTINUED)

         As of October 31, 2000, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $626,305 and $626,305, respectively. The net operating loss carryforwards begin expiring in 2020 and 2005, respectively. The utilization of net operating loss carryforwards may be limited due to the ownership change under the provisions of Internal Revenue Code
         Section 382 and similar state provisions.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TELEGEN CORPORATION



Dated:   February 8, 2001            By: /s/   JESSICA L. STEVENS
                                     ---------------------------------------
                                     Jessica L. Stevens
                                     Chief Executive Officer




                                       iv